UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6728

Name of Fund: MuniYield Quality Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield
        Quality Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report

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                                        MuniYield Quality
                                        Fund II, Inc.

Annual Report
October 31, 2003

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MuniYield Quality Fund II, Inc.

The Benefits and Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 12.89%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

A Letter From the President

Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003           3

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A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its comparable Lipper category for the fiscal year and was effectively able to enhance yield while preserving net asset value in a volatile interest rate environment.

Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices -- which move in the opposite direction of yields -- rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower for the remainder of the fiscal year. At the end of the 12-month period, long-term U.S. Treasury bond yields were 5.13%, 15 basis points (.15%) higher than a year earlier. The relatively modest yield increase year-over-year masks the considerable month-to-month volatility in interest rates during the period.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds. Yield movements were less volatile than those experienced by U.S. Treasury issues, because municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic increase in new bond issuance during the fiscal year. State and local governments took advantage of historically low interest rates to finance existing infrastructure needs and refinance outstanding high-interest-rate debt. During the past 12 months, municipalities issued nearly $400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. Less than $90 billion in long-term tax-exempt bonds was underwritten during the period's last three months, a decline of nearly 10% versus the same three months of 2002. This decline in supply helped support the tax-exempt market's recent performance.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniYield Quality Fund II, Inc. had a net annualized yield of 6.13%, based on a year-end per share net asset value of $13.44 and $.824 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.28%, based on a change in per share net asset value from $13.27 to $13.44, and assuming reinvestment of $.822 per share ordinary income dividends. During the year, the Fund was able to generate an above-average tax-exempt yield for our shareholders.

For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Stock was +1.64%, based on a change in per share net asset value from $13.67 to $13.44, and assuming reinvestment of $.414 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of .95% for Series A, .93% for Series B and ..82% for Series C.


4       MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund's return, based on net asset value, outperformed its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +6.72% for the 12-month period ended October 31, 2003. The Fund's strong performance is attributed to several factors, including favorable security selection, a strategic approach to market positioning during a period of particularly volatile yields and the prerefunding of several holdings. When municipal bonds are prerefunded, they are essentially refinanced ahead of their maturity date. The proceeds from the refinancing are typically used to purchase government-backed debt. This is then pledged to pay off the original debt at an earlier call date. Because of the steepness of the yield curve during the period, the Fund's prerefunded positions resulted in strong price appreciation.

What changes were made to the portfolio during the fiscal year?

Changes to the portfolio during the period generally followed three themes. First, new purchases were made further out on the municipal yield curve, generally in the 20-year - 25-year range. These maturities were favored because the municipal yield curve flattened out past this range, meaning there was no significant yield to be gained. We also continued to favor premium-coupon bonds when making new purchases. Second, given their heavy supply, we took the opportunity to purchase California municipal bonds at relatively inexpensive levels. The goal is to achieve relative outperformance on these bonds when conditions improve in the state and prices return to their historically higher levels -- that is, to buy low and sell high as supply dwindles and demand increases. The third and final change was a move to a more defensive market posture late in the period in recognition of stronger-than-anticipated economic data and a more favorable outlook. A defensive stance on interest rates should help us to protect the portfolio from any increase in interest rates.

As short-term interest rates moved to historic lows during the period, the cost of holding cash reserves would have been relatively high. Therefore, the Fund generally maintained its fully invested position throughout the period in an effort to enhance shareholder income.

Because short-term interest rates were low, the Fund's borrowing costs also moved to attractive levels of approximately 1%. These levels, in combination with a positively sloped tax-exempt yield curve, provided a generous income benefit to the Fund's Common Stock shareholder from the leveraging of Preferred Stock. Further material declines in short-term interest rates are not expected. We believe the Fund's borrowing costs should remain at relatively low levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

The portfolio essentially remained fully invested in high-quality municipal bonds at the end of the period. We believe the Fund's fully invested position should continue to provide a material benefit to the Common Stock shareholder as short-term interest rates remain near their historic lows. We maintained our defensive market posture at the close of the period in recognition of improving economic conditions. Finally, we remained overweight in premium-coupon bonds and continued to favor maturities in the 20-year - 25-year range.

Michael A. Kalinoski
Vice President and Portfolio Manager

November 12, 2003


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003           5

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Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Alabama--1.0%             AAA       NR*       $ 2,645   Birmingham, Alabama, Capital Improvement Warrants, GO, Series A,
                                                        5.55% due 8/01/2021 (e)                                            $  2,880
===================================================================================================================================
Alaska--0.5%              AAA       Aaa         1,400   Alaska State International Airports Revenue Bonds, Series B,
                                                        5.75% due 10/01/2019 (a)                                              1,557
===================================================================================================================================
California--13.2%         AAA       NR*         2,500   California Health Facilities Finance Authority Revenue Bonds
                                                        (Kaiser Permanente), RIB, Series 26, 9.65% due 6/01/2022 (c)(h)       2,863
                          AAA       Aaa         2,490   California State Department of Water Resources, Power Supply
                                                        Revenue Bonds, Series A, 5.375% due 5/01/2022 (e)                     2,633
                                                        California State, GO, Refunding:
                          AAA       Aaa         1,500         5.25% due 2/01/2022                                             1,578
                          AAA       Aaa         1,780         5.25% due 2/01/2030 (i)                                         1,831
                                                        California State, Various Purpose, GO:
                          BBB       A3          2,750         5.25% due 11/01/2029                                            2,719
                          BBB       A3          4,500         5.50% due 11/01/2033                                            4,566
                                                        Golden State Tobacco Securitization Corporation of California,
                                                        Tobacco Settlement Revenue Bonds:
                          BBB       Baa2        4,000         Series A-3, 7.875% due 6/01/2042                                4,109
                          BBB-      Baa1        1,000         Series B, 5.625% due 6/01/2033                                    987
                          AAA       Aaa         1,300         Series B, 5.625% due 6/01/2033 (i)                              1,362
                          AAA       NR*         7,075         Series B, 5.625% due 6/01/2038                                  7,386
                          BBB-      Baa1        2,500         Series B, 5.50% due 6/01/2043                                   2,373
                          AA        NR*         1,500         Series B, 5.50% due 6/01/2043 (i)                               1,503
                          AA        Aa3         3,650   Sacramento County, California, Sanitation District, Financing
                                                        Authority Revenue Refunding Bonds, Trust Receipts, Class R,
                                                        Series A, 10.591% due 12/01/2019 (h)                                  4,390
                          AAA       Aaa         1,450   San Diego, California, Unified School District, Election 1998,
                                                        GO, Series D, 5.25% due 7/01/2024 (b)                                 1,516
===================================================================================================================================
Colorado--12.1%           AAA       NR*        11,020   Colorado Department of Transportation Revenue Bonds, DRIVERS,
                                                        Series 249, 10.63% due 6/15/2014 (a)(h)                              15,044
                                                        Colorado Health Facilities Authority Revenue Bonds, Series A:
                          AA        Aa2         1,725         (Catholic Health Initiatives), 5.50% due 3/01/2032              1,756
                          AA        NR*         1,200         (Covenant Retirement Communities Inc.), 5.50% due
                                                              12/01/2027 (l)                                                  1,246
                          AA        NR*           675         (Covenant Retirement Communities Inc.), 5.50% due
                                                              12/01/2033 (l)                                                    698
                                                        Colorado Housing and Finance Authority Revenue Refunding Bonds,
                                                        AMT (e):
                          AAA       NR*           875         (S/F Program), Series A-2, 6.45% due 4/01/2030                    921
                          AAA       Aaa         3,450         (S/F Program), Series B-2, 6.80% due 2/01/2031                  3,789
                          AAA       Aaa           625         (S/F Program), Series C-1, 7.65% due 12/01/2025 (j)               633
                          AAA       Aaa         1,440         Series E-2, 7% due 2/01/2030                                    1,492
                                                        Northwest Parkway, Colorado, Public Highway Authority, Capital
                                                        Appreciation Revenue Bonds, Senior Convertible, Series C:
                          AAA       Aaa         1,000         5.116%** due 6/15/2021                                            713
                          AAA       Aaa        11,900         5.378%** due 6/15/2025                                          8,245
                          AAA       Aaa         1,735   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                        Bonds, Series A, 5.50% due 6/15/2021 (a)                              1,878

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
IDA        Industrial Development Authority
IDB        Industrial Development Board
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family


6       MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Connecticut--4.3%                                       Connecticut State Regional Learning Educational Service Center
                                                        Revenue Bonds (Office/Education Center Facility):
                          NR*       NR*       $   430         7.50% due 2/01/2005                                          $    432
                          NR*       NR*         1,100         7.75% due 2/01/2015                                             1,128
                          AAA       NR*         9,325   Connecticut State Resource Recovery Authority Revenue Refunding
                                                        Bonds, DRIVERS, Series 187, 9.68% due 11/15/2011 (e)(h)              11,440
===================================================================================================================================
Georgia--2.9%             AAA       Aaa         7,850   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                                        5.875% due 1/01/2017 (b)                                              8,838
===================================================================================================================================
Illinois--18.9%           AAA       Aaa         3,250   Chicago, Illinois, Board of Education, GO (Chicago School Reform
                                                        Project), Series A, 5.25% due 12/01/2030 (a)                          3,311
                          AAA       Aaa         3,500   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's
                                                        Gas, Light & Coke), Series A, 6.10% due 6/01/2025 (a)                 3,783
                                                        Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                                        Bonds, Third Lien, AMT, Series B-2:
                          AAA       Aaa         5,200         5.75% due 1/01/2023 (c)                                         5,542
                          AAA       Aaa         2,200         6% due 1/01/2029 (i)                                            2,388
                          AAA       Aaa         2,830   Chicago, Illinois, Park District, GO, Refunding, Series C, 5.50%
                                                        due 1/01/2021 (b)                                                     3,039
                          AAA       Aaa         3,000   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%
                                                        due 11/15/2026 (a)                                                    3,184
                          AAA       Aaa        10,000   Illinois Regional Transportation Authority Revenue Bonds, 6.50%
                                                        due 7/01/2026 (e)                                                    12,285
                          AAA       Aaa        15,100   Illinois Sports Facilities Authority Revenue Bonds, 5.368%**
                                                        due 6/15/2030 (a)                                                    10,805
                          AAA       Aaa         7,000   Illinois State, GO, First Series, 5.625% due 6/01/2025 (e)            8,090
                          AAA       NR*         3,625   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                        State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.13%
                                                        due 6/15/2023 (e)(h)                                                  4,343
===================================================================================================================================
Indiana--1.0%             AAA       NR*         2,675   Indiana Bond Bank Revenue Bonds, Guarantee State Revolver, 6.75%
                                                        due 2/01/2017 (a)                                                     2,897
===================================================================================================================================
Kansas--3.6%              AAA       NR*         3,745   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                        Bonds, AMT, Series A-2, 7.60% due 12/01/2031 (d)(e)                   4,090
                          AAA       Aaa         2,855   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                        Refunding Bonds, AMT, Series A-2, 6.45% due 12/01/2033 (e)(k)         3,120
                          AAA       Aaa         3,300   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
                                                        Series A-1, 6.875% due 12/01/2026 (d)(e)                              3,529
===================================================================================================================================
Kentucky--1.0%            BBB       Baa2        3,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                                        International Project), AMT, 7% due 6/01/2024                         3,112
===================================================================================================================================
Louisiana--4.9%           AAA       Aaa         3,665   Jefferson Parish, Louisiana, Home Mortgage Authority, S/F Mortgage
                                                        Revenue Bonds, AMT, Series B-1, 6.65% due 12/01/2033 (e)(k)           3,997
                          AAA       Aaa         3,900   Louisiana Local Government, Environmental Facilities, Community
                                                        Development Authority Revenue Bonds (Capital Projects and
                                                        Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)             4,621
                          AAA       Aaa         4,650   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority,
                                                        Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)                    4,805
                          AAA       Aaa         1,300   Terrebonne Parish, Louisiana, Hospital Service District Number 1,
                                                        Hospital Revenue Bonds (Terrebonne General Medical Center
                                                        Project), 5.50% due 4/01/2033 (a)                                     1,375
===================================================================================================================================
Massachusetts--1.7%                                     Massachusetts State Health and Educational Facilities Authority,
                                                        Revenue Refunding Bonds (New England Memorial Hospital),
                                                        Series B (f):
                          NR*       Ca          1,907         6% due 7/01/2008                                                  114
                          NR*       Ca          3,317         6.125% due 7/01/2013                                              199
                                                        Massachusetts State Port Authority, Special Facilities Revenue
                                                        Bonds (Delta Air Lines Inc. Project), AMT, Series A (a):
                          AAA       Aaa         2,900         5.50% due 1/01/2016                                             3,050
                          AAA       Aaa         1,775         5.50% due 1/01/2019                                             1,843
===================================================================================================================================
Michigan--3.9%            AAA       NR*         1,300   Michigan Higher Education Student Loan Authority, Student Loan
                                                        Revenue Refunding Bonds, AMT, Series XVII-G, 5.20% due
                                                        9/01/2020 (a)                                                         1,332
                          AAA       Aaa         2,685   Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90%
                                                        due 12/01/2015 (c)(j)                                                 2,825


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003           7

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Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Michigan                                                Michigan State Strategic Fund, Limited Obligation Revenue
(concluded)                                             Refunding Bonds (Detroit Edison Company Project), AMT (i):
                          AAA       Aaa       $ 2,450         5.45% due 9/01/2029                                          $  2,552
                          AAA       Aaa         1,000         Series A, 5.50% due 6/01/2030                                   1,033
                          AAA       Aaa         3,900         Series C, 5.45% due 12/15/2032                                  3,999
===================================================================================================================================
Missouri--2.1%                                          Saint Louis County, Missouri, Pattonville R-3 School District, GO
                                                        (Missouri Direct Deposit Program) (b):
                          AAA       Aaa         2,000         5.75% due 3/01/2015                                             2,257
                          AAA       Aaa         2,000         5.75% due 3/01/2016                                             2,257
                          AAA       Aaa         1,500         6% due 3/01/2019                                                1,717
===================================================================================================================================
Nevada--1.2%                                            Director of the State of Nevada, Department of Business and
                                                        Industry Revenue Bonds (Las Vegas Monorail Company Project),
                                                        First Tier (a):
                          AAA       Aaa           250         5.625% due 1/01/2032                                              269
                          AAA       Aaa         3,300         5.375% due 1/01/2040                                            3,449
===================================================================================================================================
New Jersey--4.8%          AAA       Aaa         5,000   Cape May County, New Jersey, Industrial Pollution Control
                                                        Financing Authority, Revenue Refunding Bonds (Atlantic City
                                                        Electric Company Project), Series B, 7% due 11/01/2029 (e)            5,376
                          AAA       Aaa         5,000   Salem County, New Jersey, Industrial Pollution Control Financing
                                                        Authority, Revenue Refunding Bonds (Public Service Electric &
                                                        Gas), RIB, Series 380, 11.17% due 6/01/2031 (e)(h)                    5,465
                          BBB       Baa2        3,800   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                        Bonds, 6.75% due 6/01/2039                                            3,447
===================================================================================================================================
New Mexico--4.5%                                        New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                        Sub-Lien, Series A (c):
                          AAA       Aaa         6,295         6% due 6/15/2014                                                7,226
                          AAA       Aaa         5,495         6% due 6/15/2015                                                6,308
===================================================================================================================================
New York--12.3%           AAA       Aaa           500   Erie County, New York, IDA, School Facility Revenue Bonds (City of
                                                        Buffalo Project), 5.75% due 5/01/2023 (c)                               548
                          AAA       Aaa         9,280   Nassau Health Care Corporation, New York, Health System Revenue
                                                        Bonds, 5.75% due 8/01/2022 (c)                                       10,239
                          AA+       Aa2         2,500   New York City, New York, City Transitional Finance Authority,
                                                        Revenue Refunding Bonds, Future Tax Secured, Series C, 5.50%
                                                        due 11/01/2024                                                        2,665
                                                        New York City, New York, GO:
                          AAA       Aaa         4,000         Series D, 5.875% due 6/01/2021 (e)                              4,502
                          AAA       Aaa         1,000         Series E, 5.75% due 5/15/2018 (i)                               1,103
                          AAA       Aaa         8,000   New York State Dormitory Authority Revenue Refunding Bonds (State
                                                        University Educational Facilities), 5.75% due 5/15/2010 (b)(g)        9,395
                          AAA       Aaa         1,000   New York State Mortgage Agency Revenue Bonds, AMT, 24th Series,
                                                        5.875% due 10/01/2015 (e)                                             1,061
                          AAA       NR*         7,115   Tobacco Settlement Financing Corporation of New York, Revenue
                                                        Bonds, Series A-1, 5.25% due 6/01/2022 (a)                            7,425
===================================================================================================================================
North Carolina--2.6%      BBB       Baa2        7,500   Martin County, North Carolina, Industrial Facilities and Pollution
                                                        Control Financing Authority Revenue Bonds (Solid Waste
                                                        Disposal--Weyerhaeuser Company), AMT, 6.80% due 5/01/2024             7,767
===================================================================================================================================
Ohio--2.5%                                              Plain, Ohio, Local School District, GO, Refunding (b):
                          NR*       Aaa         5,120         6% due 6/01/2011 (g)                                            6,044
                          NR*       Aaa         1,170         6% due 12/01/2020                                               1,340
===================================================================================================================================
Pennsylvania--5.2%        AAA       Aaa           600   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                                        Revenue Bonds, 5.50% due 12/01/2030 (e)                                 634
                          NR*       Aaa         3,335   Delaware River Port Authority of Pennsylvania and New Jersey
                                                        Revenue Bonds, RIB, Series 396, 10.643% due 1/01/2019 (c)(h)          4,260
                          AAA       Aaa         3,230   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                        Lease Revenue Bonds, Series B, 5.50% due 10/01/2020 (c)               3,490
                          AAA       Aaa         4,500   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                                        due 8/01/2022 (b)                                                     4,886
                          AAA       Aaa         2,000   Washington County, Pennsylvania, Capital Funding Authority Revenue
                                                        Bonds (Capital Projects and Equipment Program), 6.15% due
                                                        12/01/2029 (a)                                                        2,320


8       MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Rhode Island--1.4%        AAA       Aaa       $ 4,010   Rhode Island State Health and Educational Building Corporation,
                                                        Higher Education Facilities Revenue Bonds (University of Rhode
                                                        Island), Series A, 5.70% due 9/15/2024 (e)                         $  4,337
===================================================================================================================================
South Carolina--1.8%      AAA       NR*         2,250   South Carolina State Public Service Authority, Revenue Refunding
                                                        Bonds, DRIVERS, Series 277, 10.12% due 1/01/2022 (e)(h)               2,656
                          NR*       A1          2,500   Spartanburg County, South Carolina, Solid Waste Disposal
                                                        Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024     2,685
===================================================================================================================================
Tennessee--2.7%           AAA       Aaa         7,365   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                        Redevelopment Corporation), 5.875% due 10/01/2024 (a)                 8,144
===================================================================================================================================
Texas--13.6%              A+        Aa3         4,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                        Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                        5.75% due 1/01/2032                                                   4,181
                          AAA       Aaa         2,730   Corpus Christi, Texas, Utility System Revenue Refunding Bonds,
                                                        Series A, 6% due 7/15/2016 (c)                                        3,131
                          AAA       Aaa         3,000   Dallas-Fort Worth, Texas, International Airport Joint Revenue
                                                        Refunding and Improvement Bonds, AMT, Series A, 5.50% due
                                                        11/01/2031 (b)                                                        3,090
                                                        Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                        AMT:
                          AAA       NR*         3,250         DRIVERS, Series 202, 10.60% due 11/01/2028 (b)(h)               3,838
                          AAA       Aaa         6,000         Series A, 5.375% due 11/01/2022 (c)                             6,165
                                                        Dickinson, Texas, Independent School District, GO, Refunding (e):
                          AAA       Aaa         1,180         6% due 2/15/2017                                                1,344
                          AAA       Aaa         1,250         6% due 2/15/2018                                                1,423
                          AA        NR*         4,000   Gregg County, Texas, Health Facilities Development Corporation,
                                                        Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                                        6.875% due 10/01/2020 (l)                                             4,765
                                                        Houston, Texas, Airport System, Revenue Refunding Bonds,
                                                        Sub-Lien (c):
                          AAA       Aaa         1,065         AMT, Series A, 5.625% due 7/01/2020                             1,124
                          AAA       Aaa         1,900         Series B, 5.50% due 7/01/2030                                   2,004
                          A-        A3          3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                        Semiconductor), AMT, 6.375% due 4/01/2027                             3,675
                          AAA       Aaa         4,800   Texas State Turnpike Authority, Central Texas Turnpike System
                                                        Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038 (a)          5,170
                          AAA       Aaa         1,000   University of Houston, Texas, University Revenue Bonds, 5.50%
                                                        due 2/15/2030 (e)                                                     1,055
===================================================================================================================================
Virginia--2.4%            AAA       Aaa         2,100   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding
                                                        Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625%
                                                        due 6/01/2028 (a)                                                     2,223
                          BB        NR*        26,500   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                        Senior-Series B, 5.875%** due 8/15/2024                               5,045
===================================================================================================================================
Washington--10.1%         AAA       Aaa         2,550   Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                        (Columbia Generating), Series B, 6% due 7/01/2018 (a)                 2,892
                          AAA       Aaa         2,150   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                                        5.50% due 1/01/2027 (c)                                               2,270
                          AAA       Aaa         7,470   Port Seattle, Washington, Revenue Bonds, AMT, Series B, 6%
                                                        due 2/01/2016 (e)                                                     8,143
                          AAA       Aaa         6,150   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                                        due 10/01/2019 (e)                                                    6,994
                          NR*       Aaa         4,500   Snohomish County, Washington, Arlington School District Number
                                                        016, GO, 6.50% due 12/01/2015 (b)                                     5,347
                          AAA       Aaa         4,250   Washington State, Various Purpose, GO, Series A, 5.625% due
                                                        7/01/2021 (c)                                                         4,627


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003           9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Wisconsin--3.7%                                         Wisconsin State, GO:
                          AAA       Aaa       $ 2,000         Series C, 5.55% due 5/01/2021 (e)                            $  2,176
                          AAA       Aaa         3,000         Series F, 5.50% due 5/01/2019 (c)                               3,259
                          AAA       Aaa         5,000   Wisconsin State Transportation Revenue Bonds, Series A, 5.50%
                                                        due 7/01/2015 (b)                                                     5,549
===================================================================================================================================
Puerto Rico--4.0%         AAA       Aaa         5,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                        Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (e)          5,381
                          NR*       Aaa         3,250   Puerto Rico Electric Power Authority, Power Revenue Refunding
                                                        Bonds, RIB, Series 449X, 9.72% due 7/01/2016 (a)(h)                   3,759
                          AAA       Aaa         2,500   Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due
                                                        8/01/2023 (c)                                                         2,732
                          =========================================================================================================
                                                        Total Municipal Bonds (Cost--$416,016)--143.9%                      432,403
                          =========================================================================================================

===================================================================================================================================

                                              Shares
                                              Held      Short-Term Securities
===================================================================================================================================
                                                9,366   Merrill Lynch Institutional Tax-Exempt Fund (m)                       9,366
                          =========================================================================================================
                                                        Total Short-Term Securities (Cost--$9,366)--3.1%                      9,366
===================================================================================================================================
                          Total Investments (Cost--$425,382)--147.0%                                                        441,769

                          Unrealized Depreciation on Forward Interest Rate Swaps***--(0.2%)                                    (651)

                          Other Assets Less Liabilities--3.1%                                                                 9,452

                          Preferred Stock, at Redemption Value--(49.9%)                                                    (150,068)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 300,502
                                                                                                                          =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   MBIA Insured.
(f)   Non-income producing security.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.
(i)   XL Capital Insured.
(j)   FHA Insured.
(k)   FNMA/GNMA Collateralized.
(l)   Radian Insured.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         6,109           $45
      --------------------------------------------------------------------------

+     Ratings of issues shown are unaudited.
*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                                                  (in Thousands)
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed rate
       equal to 4.55%

      Broker, J.P. Morgan Chase Bank
       Expires December 2023                            $26,000      $(1,004)

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed rate
       equal to 4.14%

      Broker, Morgan Stanley Capital Services, Inc.
       Expires December 2023                            $19,000          353
      --------------------------------------------------------------------------
      Total                                                          $  (651)
                                                                     =======

      See Notes to Financial Statements.


10      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Statement of Net Assets

As of October 31, 2003
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$425,381,878) ............                   $ 441,768,775
                   Cash .............................................................                          29,205
                   Receivables:
                      Securities sold ...............................................    $ 8,961,488
                      Interest ......................................................      8,184,393
                      Dividends from affiliates .....................................            226       17,146,107
                                                                                         -----------
                   Prepaid expenses .................................................                           6,025
                                                                                                        -------------
                   Total assets .....................................................                     458,950,112
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps ...........                         650,552
                   Payables:
                      Securities purchased ..........................................      7,263,690
                      Investment adviser ............................................        213,589
                      Dividends to Common Stock shareholders ........................        208,676
                      Other affiliates ..............................................          3,200        7,689,155
                                                                                         -----------
                   Accrued expenses .................................................                          40,827
                                                                                                        -------------
                   Total liabilities ................................................                       8,380,534
                                                                                                        -------------
=====================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.05 per share
                     (2,000 Series A Shares, 2,000 Series B Shares and 2,000 Series C
                     Shares of AMPS* issued and outstanding at $25,000 per share
                     liquidation preference) ........................................                     150,067,880
                                                                                                        -------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ............................                   $ 300,501,698
                                                                                                        =============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (22,366,930 shares issued
                     and outstanding) ...............................................                   $   2,236,693
                   Paid-in capital in excess of par .................................                     311,763,292
                   Undistributed investment income--net .............................    $ 5,204,329
                   Accumulated realized capital losses on investments--net ..........    (34,438,961)
                   Unrealized appreciation on investments--net ......................     15,736,345
                                                                                         -----------
                   Total accumulated losses--net ....................................                     (13,498,287)
                                                                                                        -------------
                   Total--Equivalent to $13.44 net asset value per share of Common
                     Stock (market price--$12.18) ...................................                   $ 300,501,698
                                                                                                        =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended October 31, 2003
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                   Interest .........................................................                   $  24,737,301
                   Dividends from affiliates ........................................                          45,040
                                                                                                        -------------
                   Total income .....................................................                      24,782,341
                                                                                                        -------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .........................................    $ 2,265,983
                   Commission fees ..................................................        379,480
                   Accounting services ..............................................        151,720
                   Transfer agent fees ..............................................         68,157
                   Professional fees ................................................         60,510
                   Printing and shareholder reports .................................         35,253
                   Listing fees .....................................................         28,965
                   Custodian fees ...................................................         26,933
                   Directors' fees and expenses .....................................         26,425
                   Pricing fees .....................................................         18,797
                   Other ............................................................         48,724
                                                                                         -----------
                   Total expenses before reimbursement ..............................      3,110,947
                   Reimbursement of expenses ........................................         (9,311)
                                                                                         -----------
                   Total expenses after reimbursement ...............................                       3,101,636
                                                                                                        -------------
                   Investment income--net ...........................................                      21,680,705
                                                                                                        -------------
=====================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
---------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ................................                       2,981,291
                   Change in unrealized appreciation on investments--net ............                      (1,118,913)
                                                                                                        -------------
                   Total realized and unrealized gain on investments--net ...........                       1,862,378
                                                                                                        -------------
=====================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................                      (1,502,640)
                                                                                                        -------------
                   Net Increase in Net Assets Resulting from Operations .............                   $  22,040,443
                                                                                                        =============

      See Notes to Financial Statements.


12      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Statements of Changes in Net Assets

                                                                                     For the Year Ended
                                                                                         October 31,
                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                 2003              2002
=============================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------
                   Investment income--net ................................    $  21,680,705     $  21,083,958
                   Realized gain (loss) on investments--net ..............        2,981,291          (727,453)
                   Change in unrealized appreciation/depreciation on
                     investments--net ....................................       (1,118,913)          802,420
                   Dividends to Preferred Stock shareholders .............       (1,502,640)       (2,259,120)
                                                                              -------------------------------
                   Net increase in net assets resulting from operations ..       22,040,443        18,899,805
                                                                              -------------------------------
=============================================================================================================
Dividends to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------
                   Investment income--net ................................      (18,385,617)      (17,510,018)
                                                                              -------------------------------
                   Net decrease in net assets resulting from dividends to
                     Common Stock shareholders ...........................      (18,385,617)      (17,510,018)
                                                                              -------------------------------
=============================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------
                   Total increase in net assets applicable to Common Stock        3,654,826         1,389,787
                   Beginning of year .....................................      296,846,872       295,457,085
                                                                              -------------------------------
                   End of year* ..........................................    $ 300,501,698     $ 296,846,872
                                                                              ===============================
                      * Undistributed investment income--net .............    $   5,204,329     $   3,411,881
                                                                              ===============================

      See Notes to Financial Statements.


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended October 31,
                                                                      -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2003         2002        2001@      2000@      1999@
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of year ......................   $ 13.27      $ 13.21      $ 12.39    $ 12.31    $ 15.52
                                                                      -------------------------------------------------------
          Investment income--net ..................................       .97+         .94          .94        .99       1.04
          Realized and unrealized gain (loss) on
            investments--net ......................................       .09           --++        .84        .17      (2.65)
          Dividends and distributions to Preferred Stock
            shareholders:
             Investment income--net ...............................      (.07)        (.10)        (.22)      (.27)      (.19)
             Realized gain on investments--net ....................        --           --           --         --         --
             In excess of realized gain on investments--net .......        --           --           --         --       (.06)
                                                                      -------------------------------------------------------
          Total from investment operations ........................       .99          .84         1.56        .89      (1.86)
                                                                      -------------------------------------------------------
          Less dividends and distributions to Common Stock
            shareholders:
             Investment income--net ...............................      (.82)        (.78)        (.74)      (.81)      (.86)
             Realized gain on investments--net ....................        --           --           --         --         --
             In excess of realized gain on investments--net .......        --           --           --         --       (.49)
                                                                      -------------------------------------------------------
          Total dividends and distributions to Common
            Stock shareholders ....................................      (.82)        (.78)        (.74)      (.81)     (1.35)
                                                                      -------------------------------------------------------
          Net asset value, end of year ............................   $ 13.44      $ 13.27      $ 13.21    $ 12.39    $ 12.31
                                                                      =======================================================
          Market price per share, end of year .....................   $ 12.18      $ 11.75      $ 12.07    $ 11.50    $ 11.50
                                                                      =======================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
          Based on market price per share .........................     10.83%        3.95%       11.70%      7.35%    (16.70%)
                                                                      =======================================================
          Based on net asset value per share ......................      8.28%        7.27%       13.47%      8.04%    (12.74%)
                                                                      =======================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement** ..................      1.03%        1.06%        1.07%      1.08%       .99%
                                                                      =======================================================
          Total expenses** ........................................      1.03%        1.06%        1.07%      1.08%       .99%
                                                                      =======================================================
          Total investment income--net** ..........................      7.17%        7.26%        7.36%      8.04%      7.31%
                                                                      =======================================================
          Amount of dividends to Preferred Stock shareholders .....       .50%         .78%        1.74%      2.21%      1.30%
                                                                      =======================================================
          Investment income--net, to Common Stock shareholders ....      6.67%        6.48%        5.62%      5.83%      6.01%
                                                                      =======================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
-----------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement ....................       .68%         .70%         .70%       .70%       .67%
                                                                      =======================================================
          Total expenses ..........................................       .69%         .70%         .70%       .70%       .67%
                                                                      =======================================================
          Total investment income--net ............................      4.79%        4.79%        4.83%      5.19%      4.97%
                                                                      =======================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
          Dividends to Preferred Stock shareholders ...............      1.00%        1.51%        3.31%      4.02%      2.75%
                                                                      =======================================================


14      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                      For the Year Ended October 31,
                                                             ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003         2002        2001@        2000@        1999@
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
          Net assets applicable to Common Stock, end of
            year (in thousands) .......................      $300,502     $296,847     $295,457     $277,229     $275,281
                                                             ============================================================
          Preferred Stock outstanding, end of year
            (in thousands) ............................      $150,000     $150,000     $150,000     $150,000     $150,000
                                                             ============================================================
          Portfolio turnover ..........................         42.06%       42.89%       98.99%      142.46%      164.45%
                                                             ============================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
          Asset coverage per $1,000 ...................      $  3,003     $  2,979     $  2,970     $  2,848     $  2,835
                                                             ============================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
          Series A--Investment income--net ............      $    276     $    390     $    855     $  1,017     $    706
                                                             ============================================================
          Series B--Investment income--net ............      $    240     $    388     $    853     $  1,024     $    702
                                                             ============================================================
          Series C--Investment income--net ............      $    235     $    351     $    777     $    986     $    650
                                                             ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
@ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $9,311.

For the year ended October 31, 2003, the Fund reimbursed FAM $9,804 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $185,108,036 and $193,841,515 respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ....................    $  4,451,167         $ 16,386,897
Financial futures contracts ..............      (1,905,532)                  --
Forward interest rate swaps ..............         435,656             (650,552)
                                              ---------------------------------
Total ....................................    $  2,981,291         $ 15,736,345
                                              =================================

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $16,386,897, of which $24,944,392 related to appreciated securities and $8,557,495 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $425,381,878.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows:
Series A, .81%; Series B, .81%; and Series C, .60%.


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $143,340 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.069000 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2003         10/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $19,888,257         $19,769,138
                                                 -------------------------------
Total distributions ....................         $19,888,257         $19,769,138
                                                 ===============================

As of October 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ...................         $  5,204,329
Undistributed long-term capital gains--net .............                   --
                                                                 ------------
Total undistributed earnings--net ......................            5,204,329
Capital loss carryforward ..............................          (32,151,759)*
Unrealized gains--net ..................................           13,449,143**
                                                                 ------------
Total accumulated losses--net ..........................         $(13,498,287)
                                                                 ============

* On October 31, 2003, the Fund had a net capital loss carryforward of $32,151,759, of which $4,975,019 expires in 2007, $26,079,903 expires in
      2008 and $1,096,837 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles.


18      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2003


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          19

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


20      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Automatic Dividend Reinvestment Plan (concluded)

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of Merrill Lynch Investment    124 Funds       None
Glenn*      Princeton, NJ  and          present  Managers, L.P. ("MLIM")/Fund Asset Management,        163 Portfolios
            08543-9011     Director     and      L.P. ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1992 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of FAM and MLIM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since        40 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 59                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              40 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986                          Corporation
            Age: 68                              and its Chairman from 1991 to 1992; Member
                                                 of the Investment Advisory Committees of the
                                                 State of New York Common Retirement Fund
                                                 since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 Management Company since 1992 and Vice
                                                 Chairman thereof since 1998; Director, LaSalle
                                                 Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998 and Vice Chairman
                                                 thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and Vice Chairman
                                                 thereof since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation
                                                 since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1992 to  John M. Olin Professor of Humanities, New York        40 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997
            Age: 64                              and Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


22      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     1992 to  George Gund Professor of Finance and Banking,         40 Funds        None
Perold      Princeton, NJ               present  Harvard Business School since 2000 and a member       59 Portfolios
            08543-9095                           of the faculty since 1979; Director and Chairman of
            Age: 51                              the Board,UNX, Inc. since 2003; Director, Sanlam
                                                 Limited and Sanlam Life since 2001; Director,
                                                 Genbel Securities and Gensec Bank since 1999;
                                                 Director, Stockback.com from 2002 to 2002;
                                                 Director, Bulldogresearch.com from 2000 to 2001;
                                                 Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Quantec Limited from
                                                 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     59 Portfolios
Ramo        08543-9095                           since 1999 and Chairman of the Board since
            Age: 61                              2000; Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management since 1994; Trustee       40 Funds        None
Salomon,    Princeton, NJ               present  of Commonfund from 1980 to 2001; Director of          59 Portfolios
Jr.         08543-9095                           Rye Country Day School since 2001.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman, Fernwood Advisors (investment adviser)      41 Funds        None
Swensrud    Princeton, NJ               present  since 1996; Principal of Fernwood Associates          60 Portfolios
            08543-9095                           (financial consultant) since 1975; Chairman of
            Age: 70                              RPP Corporation since 1978; Director, International
                                                 Mobile Communications, Inc. since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke       Princeton, NJ  President    present  since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011     and          and      1999; Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Michael A.  P.O. Box 9011  Vice         2000 to  Vice President of MLIM since 1999.
Kalinoski   Princeton, NJ  President    present
            08543-9011
            Age: 33
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
Stewart     Princeton, NJ               present  from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT


24      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          25

[LOGO] Merrill Lynch Investment Managers

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................   83.5%
AA/Aa .............................................................    4.8
A/A ...............................................................    3.1
BBB/Baa ...........................................................    4.9
BB/Ba .............................................................    1.1
CC/Ca .............................................................    0.1
NR (Not Rated) ....................................................    2.5
--------------------------------------------------------------------------------

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund II, Inc. during its taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


26      MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIYIELD QUALITY FUND II, INC.             OCTOBER 31, 2003          27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. The Fund invests primarily in insured municipal bonds.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16433 -- 10/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniYield Quality Fund II, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniYield Quality Fund II, Inc.

        Date: December 22, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniYield Quality Fund II, Inc.

        Date: December 22, 2003


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniYield Quality Fund II, Inc.

        Date: December 22, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.